                                   EXHIBIT 24

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                CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
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Board of Directors and Stockholders
Data I/O Corporation


We consent to the incorporation by reference in the Registration Statements (Forms S-8 No. 2-98115, 33-2254, 33-3958, 33-42010, 33-54422, and 33-66824) of
our report dated February 9, 1995, with respect to the consolidated financial statements and schedules of Data I/O Corporation included in the Annual Report (Form 10-K) for the year ended December 29, 1994.


                                                         //s// ERNST & YOUNG LLP
                                                               ERNST & YOUNG LLP
Seattle, Washington
March 22, 1995


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                                   SIGNATURES


Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                DATA I/O CORPORATION
                                                    (REGISTRANT)

DATED:   March 3, 1995                          By://S//Steven M. Gordon
                                                -------------------------------
                                                   Steven M. Gordon
                                                   Vice President
                                                Finance and Administration
                                                   Chief Financial Officer
                                                  Chief Accounting Officer
                                                  Secretary and Treasurer


Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below on March 3, 1995, by the following persons on behalf of the Registrant and in the capacities indicated.

         NAME                                          TITLE

         By: //S//William C. Erxleben                  President
             ----------------------------------
             William C. Erxleben                       Chief Executive Officer
                                                       Director

         By: //S//W. Hunter Simpson                    Director
             ----------------------------------
             W. Hunter Simpson


         By: //S//Donald R. Stenquist                  Director
             ----------------------------------
             Donald R. Stenquist

         By: //S//Milton F. Zeutschel                  Director
             ----------------------------------
             Milton F. Zeutschel


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